UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                October 10, 2003

               SUPERCLICK, INC. (formerly GRAND PRIX SPORTS, INC.)
                  --------------------------------------------
                 (Name of Small Business Issuer in its charter)

          WASHINGTON                                     52-2219677
 ------------------------------                 -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


      23332 Mill Creek Drive #230
           Laguna Hills, CA                                 92653
 --------------------------------------                    --------
(Address of principal executive offices)                  (Zip Code)

              Issuer's Telephone Number    (858) 518-1387
                                           --------------

              Issuer's Fax Number

                            SUPERCLICK NETWORKS, INC.
                                TABLE OF CONTENTS


Item              Description of Item                                       Page
----              -------------------                                       ----
                  Table of Contents                                          2
Item 2            Acquisition or Disposition of Assets                       3
Item 5            Other Events                                               4
Item 7            Financial Statements and Exhibits                          4
Item 8            Change in Fiscal Year                                      5
Item 9            Regulation FD Disclosure                                   5
                  Signature Page                                             5

Attachment 1.     Acquisition Agreement                                      6
Attachment 3.     Amendment to Articles of Incorporation - Name Change       21
Attachment 4.     Press Release                                              23

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a share purchase agreement (the "Acquisition Agreement") dated October 7, 2003, Superclick, Inc. (the "Company", formerly known as Grand Prix Sports, Inc, and traded under the symbol GPRX on the OTC-Bulletin Board) has acquired 100% of the issued and outstanding shares of Superclick Networks, Inc. ("Superclick Networks") from its shareholders (the "Acquisition"). The decision to acquire Superclick Networks has been approved by the Board of Directors and majority of shareholders of both companies. In consideration for acquiring all of the Superclick Networks shares the Company has issued to its previous shareholders 14,025,800 shares of Superclick, Inc. Accordingly, Superclick Networks became the Company's wholly-owned subsidiary as of October 8, 2003. For accounting purposes, the Acquisition has been treated as the Acquisition of Superclick Networks, Inc. by the Company with the Company as the acquirer. The historical financial statements of Superclick Networks prior to October 8, 2003 will be those of the Company.

Pursuant to the Acquisition Agreement (Attachment "1"), each share of Superclick Networks, Inc. common stock and issued outstanding prior to the effective time of the Acquisition will be converted into the right to receive 100 shares of Superclick, Inc. common stock. The total number of issued and outstanding shares of Superclick will be 5,516,666 giving effect to the Acquisition and a one for six reverse stock split that has been consummated on October 10, 2003. As a result of the Acquisition, the former stockholders of Superclick Networks will hold, immediately after the Acquisition 71.7% of the issued and outstanding shares of the Company's common stock. The remaining 28.3% of the issued and outstanding shares of the Company's common stock will be held by stockholders who held the common stock of the Company immediately before the Acquisition became effective. On a fully diluted basis of securities of the Company the holders who held common stock of Superclick Networks common stock will hold, immediately after the acquisition approximately 59.9% of the shares of common stock of the Company.

A copy of the press release of the Company with respect to the Acquisition and the reverse split of the Company's common stock is included herein as Attachment "4". The information contained in the Acquisition Agreement (as previously filed as Exhibit A to the Company's Information Statement on Schedule 14C, filed with the Commission on September 15, 2003) and the press release is incorporated by reference herein and the foregoing description of the Acquisition Agreement and the Acquisition is qualified in its entirety by reference of such exhibits.


DESCRIPTION OF BUSINESS


Superclick Networks is in the business of providing and installing broadband high speed Internet connection equipment in hotels on a worldwide basis. Superclick Networks, Inc. has developed and patented a modem access solution that is compatible with any Internet ready computer and requires no special configuration or access numbers, using the existing telephone wiring and allowing for monitoring for Internet usage. This solution has shown a reduction of telephone line load by up to 40 percent in current installations. Superclick's strategy is to be the leading supplier of network access solutions that allow hotels and university residences to provide their clients with reliable and cost-effective modem, high speed and wireless Internet access.

Over the near term, the majority of Superclick Networks' financial resources will be committed to commercialization activities, with an emphasis on achieving market penetration and building product and brand awareness among targeted customers.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

As previously reported in its PRE14C, on September 15, 2003, the Company's Board of Directors resolved to effectuate a reverse split of the Company's common stock on a 1:6 basis. All new shares will have the same par value, voting rights and other rights as old shares.

The one for six reverse stock split has been effectuated by decreasing the number of issued and outstanding shares the ration of 1 for 6. Accordingly, as a result of the reverse stock split, the Company will have approximately 19,541,800 shares outstanding and shall have authorized 101,458,200 un-issued shares, which shares may be issued in the future in connection with acquisitions, subsequent financings or as determined by the Company's Board of Directors. The split took effect on October 10, 2003. There are no preferred shares issued and outstanding.

On October 1, 2003 Grand Prix Sports, Inc. filed an amendment of its Articles of Incorporation with the Secretary of State of Washington State to change its name from "Grand Prix Sports, Inc." to "Superclick, Inc." effective October 6, 2003 (Attachment "3"). The name change was effective with the Washington Secretary of State on October 6, 2003 and took effect with the OTCBB at the opening of trading on October 10, 2003 under the new stock symbol "SPCK". The Corporation's new CUSIP number is 86804U100.
On October 8, 2003, the Board of Directors of Superclick, Inc. appointed Ronald Fon, Robert MacFarlane and Sandro Natale to the Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements
    --------------------

It is not practicable to provide financial statements of the acquired company prepared in accordance with the regulations on the date hereof. Accordingly, the required financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than December 10, 2003 (60 days after this Current Report on Form 8-K must be filed).

(b) Pro Forma Financial Information
    -------------------------------

It is not practicable to provide the required pro forma financial statements on the date hereof. Accordingly, the pro forma financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than December 10, 2003 (60 days after this Current Report on Form 8-K must be filed).

ITEM 8. CHANGE IN FISCAL YEAR

The Company has been advised that as a result of the change of control of the Company arising from the acquisition of Superclick Networks which has a fiscal year end of October 31, that for accounting purposes the fiscal year end of the Company has been changed from that of December 31st to that of October 31st. The financial statements for the transition period from November 1, 2002 to October 31, 2003 is expected to be filed by the Company on Form 10KSB.

ITEM 9. REGULATION FD DISCLOSURE

Prior to and as a condition of closing its acquisition of Superclick Networks, Superclick, Inc. (formerly known as Grand Prix Sports, Inc.) arranged development financing for its subsidiary through the sale of shares under a private placement with sophisticated investors under Regulation D, promulgated under the Securities Act of 1933.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SUPERCLICK, INC.
                                            (formerly GRAND PRIX SPORTS, INC.)
                                            Registrant

\

                                            By:  /s/  Todd M. Pitcher
                                               -------------------------------
                                                      Todd M. Pitcher
                                                      President

                                                                    Attachment 1

                                    AGREEMENT
                                    ---------

THIS AGREEMENT (the "Agreement") dated the 7th day of October 2003 is entered into by and between shareholders (the "Sellers") of SUPERCLICK NETWORK, INC. a Quebec, Canada chartered Company (the "Company") and GRAND PRIX SPORTS, INC., a Washington corporation (the "Buyer"). Buyer, Seller and Company may also be referred to herein as "Party" or "Parties".

WHEREAS, the Parties having determined that the acquisition of the Company by the Buyer would best serve the shareholders of both Parties; and

WHEREAS, the Parties hereto are interested in a stock-for-stock transaction. The Buyer and Sellers are desirous of completing such a stock-for-stock transaction under the terms contained in this Agreement; and

WHEREAS, this Agreement is being entered into for the purpose of implementing the foregoing purposes and sets forth the terms and conditions pursuant to which Sellers are selling to the Buyer and the Buyer is purchasing from the Sellers shares of the common stock of Company solely in exchange for shares of the common stock of the Buyer.

NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, the Parties agree as follows:



I.        CONDITIONS PRECEDENT TO CLOSING

1.01 Share Rollback. The Buyer agrees that the Board of Directors of the Buyer will approve a roll back (reverse split) of shares on the basis of one new share for every six old shares and shall take such steps as are necessary to effect such roll back with the NASD including but not limited to notification and approval by the NASD of the roll back, obtaining a new Cusip number and notification of its transfer agent of such Cusip number either prior to or at Closing.

1.02 Tender is for all Superclick Common Shares. All holders of the common shares agree to tender their shares at closing.

1.03 Resignation of Superclick Directors. Prior to the closing of the Acquisition, the Company agrees that its Directors will resign from their positions on the Company's Board, excepting Robert MacFarlane, Sandro Natale and Ron Fon.


II.       SALE OF SHARES

2.01 Shares being exchanged. Subject to the ratification of this Agreement by the Company and all of its shareholders and subject to the terms and conditions of this Agreement, at the Closing provided for in
          Section 3.01 hereof (the "Closing") Sellers are selling and delivering to Buyer one hundred percent of the authorized and issued common stock of the Company ("Company Shares") currently a total of 140,258 and Buyer is acquiring such shares from Sellers free and clear of all liens, claims, options, charges, and encumbrances whatsoever in exchange for 14,025,800 shares of common stock of Buyer par value $.001 per share (the "Buyer's Shares") on the basis of one Company Share for one hundred shares of Buyer said shares. The exchange shall occur after the Share roll back described in section 1.01. In the event of a fraction, any share of the Buyer shall be rounded up to the next higher number.

III.      CLOSING

3.01 Time and Place. The Closing of the transactions contemplated by this Agreement shall take place at Montreal, Canada PQ on or before October 6, 2003, (the "Preliminary Closing Date"), and shall become effective on October 7, 2003 or at such other time and place as the parties shall mutually agree upon and approvals are received from the NASD.

3.02 Deliveries by the Company. At or before closing the Company will deliver to the Buyer the following:
               a).Share certificate(s) representing 140,258 shares of the common stock of the Company. Said share certificates shall be signature guaranteed including a third party release or corporate resolution as required which is notarized or signature guaranteed.
               b). Minutes of a Board of Directors Meeting to be called within ten (10) days prior to the Closing Date authorizing the calling of a shareholders meeting on or before the 18th of August 2003 to effect a tax free exchange of shares as called for under I.R.C. paragraph 368(b). A waiver of notice providing for the ten day meeting will be signed by all directors.
               c.) Minutes of the Shareholders' Meeting including the ratification of sale;
               d.) Minutes of all Board of Directors Meetings held between the date of this Agreement and Closing;
               e.) All other previously undelivered items required to be delivered by Company to the Buyer;
               f.) Certificates from appropriate authorities as to the good standing of the Company in Quebec, Canada dated as of the most practicable date; and g.) The financial statements of the Company through the period ending July 31, 2003 (the "financial date") that will be un-audited.


IV.       RELATED TRANSACTIONS

4.01 Resignations. On or before Closing following the appointment of Ronald Fon as a director of the Buyer, all directors and officers of the Buyer with the exception of Todd Pitcher shall submit their resignations in an undated form from the respective offices or directorships to become effective at closing or such date thereafter as the majority shareholder thereafter shall decide. It is the agreement of the parties hereto that they will cause the Board immediately following closing and on the same business day to appoint Robert MacFarlane and Sandro Natale to the Board.

4.02 Board Representation. Buyer must have no less than five members represented on the board of directors at any time and reserves the right to name a director, in addition to Todd Pitcher, at its sole discretion.


V.        REPRESENTATIONS AND WARRANTIES OF THE BUYER

5.01 Buyer hereby represents and warrants to the Sellers and the Company as follows:

               a. Valid and Binding Agreement. This Agreement constitutes the valid and binding agreement of Buyer, enforceable in accordance with its terms and as to Buyer, neither the execution and delivery of this Agreement nor the consummation by the Buyer or the transactions contemplated hereby (a) violates or will violate any statute or law or any rule, regulation or order of any court or governmental authority; or (b) violates or will violate, conflicts with or will conflict with or constitutes default under or will constitute default under any contract, commitment, agreement, understanding arrangement or restriction of any kind to which Buyer is a party of by which Buyer is bound.
               b.   Organization of the Buyer.
                    (a). Grand Prix Sports, Inc. is duly organized, validly existing and at closing will be in good standing under the laws of the State of Washington and has the corporate power and authority to carry on its business as presently conducted. (b). The copies of the Articles of Incorporation and all amendments thereto of the Buyer as Certified by the Secretary of State of the State of Washington and of the by-laws as amended to date of the Buyer as certified by the Secretary of the Buyer have heretofore been delivered to the Company. All minutes of the Board of Directors and the Shareholders of the Buyer are contained in the Minute Books of the Buyer delivered heretofore to the Company for examination and copies of all Minutes following examination shall be delivered to Company prior to the Closing Date.
               c. The Buyer is not licensed nor qualified to do business as a foreign corporation in any jurisdiction and does not require to be so licensed, or if required, the failure to be so licensed will not have a material adverse effect on or result in any material liability to the Company.
               d.   Capitalization of the Buyer.
                    (i). The authorized Capital Stock of the Buyer consists of 100,000,000 shares of common stock and 20,000,000 shares of non-issued preferred stock. All issued shares of the common stock of the Buyer are duly authorized, validly issued and outstanding, and non-assessable as of July 31, 2003 shall not be in excess of 30,000,000 the number of which will be reduced prior to closing pursuant to Paragraph 1.01 to be not in excess of 6,000,000;
                    (ii). The Buyer has not issued any warrants or options however, a Private Placement Offering provides for 11,600,000 Series "A" Warrants and 11,600,000 Series "B" Warrants at a price of US$.03 per Series "A" Warrant and US$.04 per Series "B" Warrant exercisable at defined periods up to five years.
               e. Subsidiaries and Affiliates. The Buyer does not have any subsidiaries or affiliates.
               f. No Violations of Agreements. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby (a) violates or will violate, conflict with or will conflict with or constitute a default under the Articles of Incorporation or by-laws of the Buyer or any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which the Buyer is a party or by which it is bound; or (b) will cause or give any person grounds to cause (with or without notice the passage of time or both) the maturity of any liability or obligation of the Buyer to be accelerated or will increase any liability or obligation.
               g. Financial Statements. On or before September 30, 2003 the Buyer shall cause the preparation of a financial statement of the Company as of August 31, 2003 (the "Financial Statement Date") or the ("Balance Sheet Date") the financials to be completed by a designated firm of Certified Public Accountants. The Balance Sheet will fairly present the financial condition and assets and liabilities (whether absolute, accrued, contingent or otherwise) of the Company as of the date thereof and the Statement of Income will fairly present the results of the operation of the Company for the period indicated in each case in accordance with generally accepted accounting principles applied on a consistent basis.
               h. Filings. On or before October 10, 2003 the Buyer shall cause the preparation and filing with the Securities and Exchange Commission a Form 8K to remain in compliance as a reporting company.
               i. No Undisclosed Liabilities. Except as to the extent reflected or reserved against in the Balance Sheet, as of the Financial Statement Date the Buyer had no liabilities or undisclosed obligations of any nature whether absolute, accrued, contingent or otherwise and whether due to become due including without limitation, liabilities for taxes, interest, penalties or other charges payable with respect thereto (a) in respect of or measured by the income of the Buyer through such date; (b) arising out of any debts existing prior thereto. Furthermore, except as set forth in the financial statements, Buyer knows of no basis for assertion against the Buyer of any such liability or obligation not fully reflected or reserved against in the Financial Statements.
               j. Absence of Certain Changes. Except as may be reflected in the Financial Statements, since the Balance Sheet Date, the Buyer will not have:
                    (i). Suffered any material adverse change in the financial condition, assets, liabilities, business or prospects; experienced an labor difficulties; or suffered any material casualty loss (whether or not insured);
                    (ii). Incurred any obligations or liabilities (whether absolute, accrued, contingent or otherwise and whether due or to become due) except in the ordinary course of business and consistent with past practice;
                    (iii). Paid, discharged or satisfied any claim, lien, encumbrance or liability (whether absolute, accrued, contingent or otherwise and whether due or to become due) except claims, liens, encumbrances or liabilities (i) that are reflected or reserved against in the Financial Statements and that were paid, discharged or satisfied since the Balance Sheet Date in the ordinary course of business and consistent with past practice; or (ii) that were incurred and paid, discharged or satisfied since the Balance Sheet Date in the ordinary course of business and consistent with past practice;
                    (iv). Permitted or allowed any of its properties or assets, real, personal or mixed, tangible or intangible, to be mortgaged, pledged or subjected to any lien or encumbrance, except liens and encumbrances which have been released or specifically excepted from the provisions of Section 5.03 hereof;
                    (v) Cancelled any other debts or claims or waived any rights of substantial value, or sold or transferred any of its properties or assets, real, personal, or mixed, tangible or intangible;
                    (vi). Disposed of or permitted to lapse, any patent, trademark or copyright or any patent trademark or copyright application or license, or disposed of or disclosed to any person any trade secret, formula, process or know how.
                    (vii). Granted any increase in compensation of employees (including without limitation any increase pursuant to any bonus, pension, profit-sharing or other plan of commitment or any increase in any such compensation payable or to become payable to any officer or employee and no such increase is required;
                    (viii). Made any capital expenditure or commitments in excess of US$5,000 for additions to the property, plant or equipment;
                    (ix). Made any change in any method of accounting or accounting practice;
                    (x). Paid, loaned or advanced any amount to, or sold transferred or leased any properties or assets (real, personal, or mixed, tangible or intangible) to, or entered into any Agreement, arrangement or transaction with any of the corporation's officers, directors, affiliate or associate of Buyer or any of the corporation's officers or directors (as such terms are defined in the Rules and Regulations under the Securities and Exchange Act of 1934, as amended), or any business or entity in which Buyer, any officer or director of the Buyer, or any "affiliate" of any of such persons has any direct or indirect interest, except for compensation to officers and directors at rates not exceeding the rates of compensation paid through the Financial Statement Dates;
                    (xi). Declared or paid any dividend on or made any distribution with respect to the Buyer's securities; and/or
                    (xii). Agreed, whether in writing or otherwise, to take any action described in this Section 5.01.

5.02 Tax Returns. The Buyer has duly filed all tax reports and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, state or local taxing authorities, (including without limitation, those due in respect to its properties, income franchise, licenses, sales, and payroll); the federal income tax returns of the Buyer have never been audited by the Internal Revenue Service; the reserve for taxes if any contained in the Balance sheet and carried on the books of the Buyer on the date of this Agreement are adequate to cover its tax liabilities as of the Balance Sheet Date; since the Balance Sheet Date the Buyer has not incurred any tax liabilities other than in the ordinary course of business; there are no tax liens for current taxes not yet due; and except as reflected in the Balance Sheet, there are no pending questions relating to or claims asserted for taxes, or assessments against the Buyer and there is no basis for any such question or claim. The taxes carry forward loss, if any, shall remain with the Buyer following reorganization.

5.03 Titles to Properties, Encumbrances. Except as otherwise reflected on the Balance Sheet, the Buyer has good, valid and marketable title to all its properties and assets, real, personal and mixed, tangible or intangible including without limitation the properties and assets reflected in the Balance Sheet and it is the intention of the parties hereto that thee buyer shall retain all assets and be responsible for all liabilities incurred prior to and following the execution of this Agreement.

5.04 Fixed Assets. Schedule 1 hereto contains an accurate and complete description of all fixed assets owned, leased or used by the Buyer, including without limitation, real property, plants, factories, and structures located thereon and the equipment located thereon.

5.05 Leases. Schedule 2 hereto contains an accurate and complete description of the terms of all leases pursuant to which the Buyer leases real or personal property.

5.06 Patents, Trademarks, Trade Names, and Copyrights. Schedule 3 hereto contains an accurate and complete description of all patents, trademarks, trade names, assumed names and copyrights and for all applications therefor presently owned or held by the Buyer or to which Buyer holds any license.

5.07 Litigation. There are no judgments in the name of the Buyer and no litigation is on going at the present moment. No litigation is anticipated.

5.08 Insurance. There are no insurance policies presently in effect for fire, life, health or accident.

5.09 Fringe Benefit Plans. The Buyer as of this date has not established any health, accident or fringe benefit plans or arrangements, (including bonus deferred compensation, pension, profit sharing or retirement plan or arrangement) whether informal or formal and whether legally binding or not. The Buyer has no commitment whether formal or informal and whether legally binding or not, to establish any new plan or arrangement.

5.10 Bank Accounts. The Buyer presently maintains a Bank Account with Wells Fargo in San Diego, California.

5.11 Contracts and Commitments. Except as set forth herein or as specifically identified in 501 d (ii), or in the Balance Sheet:

     a. The Buyer has no contracts, commitments, arrangements or understandings that are material to its business, operations, financial condition or prospects, except (i) as listed in the Schedules hereto; and (ii) orders, contracts and commitments of the kind referred to in Section 5.12 hereof (which are within the dollar limitations set forth therein;
     b. There are no outstanding contracts, commitments, bids or sales or service proposals that will result in any loss to the Buyer upon completion or performance thereof, after allowance for direct expenses, nor any outstanding contracts, bids or sales or service proposals quoting prices that will not result in a normal profit;
     c. No purchase commitments of the Buyer are open or outstanding as of this date;
     d. The Buyer knows of no product liability claims which have been asserted or threatened against the Buyer, and there is no basis for any such claims;
     e. At Closing, the Buyer will not have (i) any outstanding contracts with officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors, or dealers; (ii) any agreement or arrangement providing for the payment of any bonus or commission based on sales or earning; (iii) any collective bargaining agreements; or (iv) any agreements that contain severance or termination pay liabilities or obligations;
     f. To the best of the knowledge of the Buyer, no power of attorney (whether revocable or irrevocable has been given to any person, firm or corporation for any purpose whatsoever;
     g. The Buyer is not paying and has no obligation to pay any pension, deferred compensation or retirement allowance to any person;
     h. The Buyer is not in default nor is there any basis for any valid claim of default under any contracts made or obligations owed by it;
     i. The Buyer is not restricted or purported to be restricted by agreement or in any other manner from carrying on its business anywhere in the world;
     j. The Buyer is not a party to any licensing agreement, either as a licensor or licensee.

5.12 Orders, Commitments and Returns. As of the date of this Agreement, the Buyer has not accepted nor does it have any unfulfilled orders. The Buyer has no contracts or commitments for the purchase of raw materials and supplies. As of the date of this Addendum to the Agreement, there are no claims for refunds of fees paid to the buyer. Therefore, the execution of this Agreement and the consummation of the transactions contemplated hereby will not result in any cancellations or withdrawals of accepted and unfilled orders for products or services.

5.13 IRS Consent. The Buyer has never filed a consent pursuant to Section 341(f) of the Internal Revenue Code of 1954 or 1986 as amended, relating to collapsible corporations.

5.14 Compliance with Applicable Law. The Buyer has duly complied in respect to its operations, practices and all other aspects of its business, with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgements and decrees of all governmental authorities (federal, state and local or otherwise) (collectively "Laws"), including but not limited to the Federal Occupational Safety Health Act and all Laws relating to environmental protection and conservation. The Buyer has not received any notification of any asserted present or past failure to so comply.

5.15 Inventory. The Buyer has no inventory as of this date.

5.16 Assets Necessary to Business. The Buyer is a party to all licenses necessary to permit it to carry on the business as presently conducted.

5.17 Disclosure. All facts material to the assets, business, operations, financial condition and prospects of the Buyer are reflected in the Financial Statements, or have been disclosed herein or have been disclosed to the Company in writing. No representation or warranty by Buyer contained in this Agreement and no statement contained in any certificate, schedule, list or other writing furnished to the Company pursuant to the provisions hereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statement therein not misleading.


VI.  REPRESENTATIONS AND WARRANTIES OF SELLERS AND THE COMPANY

6.01 Valid and Binding Agreement. This Agreement constitutes the valid and binding Agreement of Sellers and the Company, enforceable in accordance with its terms and as to Company, neither the execution and delivery of this Agreement nor the consummation by the Company of the transactions contemplated hereby (a) violates or will violate any statute or law or any rule, regulation or order of any court or governmental authority; or (b) violates or will violate, conflicts with or will conflict with or constitutes default under or will constitute default under any contract, commitment, agreement, understanding arrangement or restriction of any kind to which Company is a party or by which Company is bound.

6.02 Organization of the Company.

     a. Superclick Networks, Inc. is duly organized, validly existing and at closing will be in good standing under the laws of Quebec Canada and has the corporate power and authority to carry on its business as presently conducted.

     b. The copies of the Articles of Incorporation and all amendments thereto of the Company as Certified by the proper department within the Government of Canada and of the by-laws as amended to date of the Company certified by the Secretary of the Corporation have heretofore been delivered to the Buyer, are complete and correct copies of the Articles of Incorporation and the by-laws of the Company as amended and in effect on the date hereof. All minutes of the Board of Directors and the Shareholders of the Company are contained in the Minute Books of the Corporation delivered heretofore to the Buyer for examination and copies of all Minutes following examination shall be delivered to Buyer prior to the Closing Date.

     c. The Corporation is not licensed nor qualified to do business as a foreign corporation in any jurisdiction and does not require to be so licensed, or if required, the failure to be so licensed will not have a material adverse effect on or result in any material liability to the Company.

     d. Superclick Networks, Inc. is a privately held corporation.

     e. Capitalization of the Company.
          (i). The authorized Capital Stock of the Company is unlimited and consists of 140,258 shares of common stock. All issued shares of the common stock of the Company are duly authorized, validly issued and outstanding, and non assessable as of July 31, 2003 shall not be in excess of 140,258. The Parties agree that on or before closing all shares of Preferred Stock of the Company will be cancelled and returned to the Treasury with the consent of the holders.
          (ii). No options or warrants are outstanding.

     f. Subsidiaries and Affiliates. The Company does not have any subsidiaries.
     g. No Violations of Agreements. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby (a) violates or will violate, conflict with or will conflict with or constitute a default under the Articles of Incorporation or by-laws of the Company or any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which the Company is a party or by which it is bound; or (b) will cause or give any person grounds to cause (with or without notice the passage of time or both) the maturity of any liability or obligation of the Company to be accelerated or will increase any liability or obligation.
     h. Financial Statements. On or before August 31, 2003 the Company shall cause the preparation of a financial statement of the Company as of July 31, 2003 the "Financial Date") or the ("Company Balance Sheet Date"). The Balance Sheet will fairly present the financial condition and assets and liabilities (whether absolute, accrued, contingent or otherwise) of the Company as of the date thereof and the Statement of Income will fairly present the results of the operation of the Company for the period indicated in each case in accordance with generally accepted accounting principles applied on a consistent basis.
     i. No Undisclosed Liabilities. Except as to the extent reflected or reserved against in the Balance Sheet, as of the Financial Statement Date the Company had no liabilities or undisclosed obligations of any nature whether absolute, accrued, contingent or otherwise and whether due to become due including without limitation, liabilities for taxes, interest, penalties or other charges payable with respect thereto (a) in respect of or measured by the income of the Company through such date; (b) arising out of any transaction entered into prior thereto; or (c) arising out of any state existing prior thereto. Furthermore, except as set forth in the financial statements, Company knows of no basis for assertion against the Company of any such liability or obligation not fully reflected or reserved against in the Financial Statements.
     j. Absence of Certain Changes. Except as may be reflected in the Financial Statements, since the Company Balance Sheet Date, the Company will not as of the date of Closing have
        (i). Suffered any material adverse change in the financial condition, assets, liabilities, business or prospects; experienced an labor difficulties; or suffered any material casualty loss (whether or not insured);
        (ii). Incurred any obligations or liabilities (whether absolute, accrued, contingent or otherwise and whether due or to become due) except in the ordinary course of business and consistent with past practice;
        (iii). Paid, discharged or satisfied any claim, lien, encumbrance or liability (whether absolute, accrued, contingent or otherwise and whether due or to become due) except claims, liens, encumbrances or liabilities (i) that are reflected or reserved against in the Financial Statements and that were paid, discharged or satisfied since the Company Balance Sheet Date in the ordinary course of business and consistent with past practice; or (ii) that were incurred and paid, discharged or satisfied since the Company Balance Sheet Date in the ordinary course of business and consistent with past practice;
        (iv). Permitted or allowed any of its properties or assets, real, personal or mixed, tangible or intangible, to be mortgaged, pledged or subjected to any lien or encumbrance, except liens and encumbrances which have been released or specifically excepted from the provisions of
        Section 6.04 hereof;
        (v) Cancelled any other debts or claims or waived any rights of substantial value, or sold or transferred any of its properties or assets, real, personal, or mixed, tangible or intangible;

        (vi). Disposed of or permitted to lapse, any patent, trademark or copyright or any patent trademark or copyright application or license, or disposed of or disclosed to any person any trade secret, formula, process or know how.
        (vii). Granted any increase in compensation of employees (including without limitation any increase pursuant to any bonus, pension, profit-sharing or other plan of commitment or any increase in any such compensation payable or to become payable to any officer or employee and no such increase is required;
        (viii). Made any capital expenditure or commitments in excess of US$5,000 for additions to the property, plant or equipment;
        (ix). Made any change in any method of accounting or accounting practice;
        (x). Paid, loaned or advanced any amount to, or sold transferred or leased any properties or assets (real, personal, or mixed, tangible or intangible) to, or entered into any Agreement, arrangement or transaction with any of the corporation's officers, directors, affiliate or associate of Company any of the corporation's officers or directors (as such terms are defined in the Rules and Regulations under the Securities and Exchange Act of 1934, as amended), or any business or entity in which Company, any officer or director of the Company, or any "affiliate" of any of such persons has any direct or indirect interest, except for compensation to officers and directors at rates not exceeding the rates of compensation paid through the Company Balance Sheet Date;
        (xi). Declared or paid any dividend on or made any distribution with respect to the Company's securities; and/or
        (xii). Agreed, whether in writing or otherwise, to take any action described in this Section 6.02.

6.03 Tax Returns. The Company has duly filed all tax reports and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, provincial or local taxing authorities, (including without limitation, those due in respect to its properties, income franchise, licenses, sales, and payroll); the federal income tax returns of the Company have never been audited by Revenue Canada; the reserve for taxes if any contained in the Balance sheet and carried on the books of the Company on the date of this Agreement are adequate to cover its tax liabilities as of the Company Balance Sheet Date; since the Company Balance Sheet Date the Company has not incurred any tax liabilities other than in the ordinary course of business; there are no tax liens for current taxes not yet due; and except as reflected in the Balance Sheet, there are no pending questions relating to or claims asserted for taxes, or assessments against the Company and there is no basis for any such question or claim. The taxes carry forward loss, if any, shall remain with the Company following reorganization.

6.04 Titles to Properties, Encumbrances. Except as otherwise reflected on the Balance Sheet, the Company has good, valid and marketable title to all its properties and assets, real, personal and mixed, tangible or intangible including without limitation the properties and assets reflected in the Balance Sheet and it is the intention of the parties hereto that the buyer shall retain all assets and be responsible for all liabilities incurred prior to and following the execution of this Agreement.

6.05 Fixed Assets. Schedule 4 hereto contains an accurate and complete description of all fixed assets owned, leased or used by the Company, including without limitation, real property, plants, factories, inventories and structures located thereon and the equipment located thereon.

6.06 Leases. Schedule 5 hereto contains an accurate and complete description of the terms of all leases pursuant to which the Company leases real or personal property.

6.07 Patents, Trademarks, Trade Names, and Copyrights. Schedule 6 hereto contains an accurate and complete description of all patents, trademarks, trade names, assumed names and copyrights and for all applications therefor presently owned or held by the Company or to which Company holds any license.

6.08 Litigation. The Company has informed Buyer there are no judgements, liens or law suits currently pending or anticipated to be pending against the Company.

6.09 Insurance. There are no insurance policies presently in effect for fire, life, health or accident.

6.10 Fringe Benefit Plans. The Company as of this date has not established any health, accident or fringe benefit plans or arrangements, (including bonus deferred compensation, pension, profit sharing or retirement plan or arrangement) whether informal or formal and whether legally binding or not. The Company has no commitment whether formal or informal and whether legally binding or not, to establish any new plan or arrangement.

6.11 Bank Accounts. The Company presently maintains a Bank Account with the Canadian Imperial Bank of Commerce (CIBC) at 265 Rue Saint-Jaques Ouest, Montreal, QC, H2Y 1M6.

6.12 Contracts and Commitments. Except as set forth herein or as specifically identified in the Balance Sheet:
     a. The Company has no contracts, commitments, arrangements or understandings that are material to its business, operations, financial condition or prospects, except (i) as listed in the Schedules hereto; and
     (ii) orders, contracts and commitments of the kind referred to in Section
     6.13 hereof (which are within the dollar limitations set forth therein),
     b. There are no outstanding contracts, commitments, bids or sales or service proposals that will result in any loss to the Company upon completion or performance thereof, after allowance for direct expenses, nor any outstanding contracts, bids or sales or service proposals quoting prices that will not result in a normal profit;
     c. No purchase commitments of the Company are open or outstanding as of this date;
     d. The Company knows of no product liability claims which have been asserted or threatened against the Company, and there is no basis for any such claims;
     e. To the best of the knowledge of the Company, no power of attorney (whether revocable or irrevocable has been given to any person, firm or corporation for any purpose whatsoever;
     f. The Company is not paying and has no obligation to pay any pension, or retirement allowance to any person and deferred compensation payable, if any, shall require an approval of the Board of Directors prior to expenditure;
     g. The Company is not in default nor is there any basis for any valid claim of default under any contracts made or obligations owed by it;
     h. The Company is not restricted or purported to be restricted by agreement or in any other manner from carrying on its business anywhere in the world;
     i. The Company is not a party to any licensing agreement, either as a licensor or licensee.
     j. All employee withholding tax due, if any, has been submitted to Revenue Canada.

6.13 Orders, Commitments and Returns. As of the date of this Agreement, the Company has accepted orders and continues to operate as a going concern with unfulfilled orders. The Company has contracts or commitments for the purchase of its product, raw materials and supplies as provided on Schedule "__". As of the date of this Agreement, there are no claims for refunds of fees paid to the Company. Therefore, the execution of this Agreement and the consummation of the transactions contemplated hereby will not result in any cancellations or withdrawals of accepted and unfilled orders for products or services.

6.14 IRC Consent. The Company has never filed a consent pursuant to Section 341(f) of the Internal Revenue Code of 1954 or 1986 as amended, relating to collapsible corporations.

6.15 Compliance with Applicable Law. The Company has duly complied in respect to its operations, practices and all other aspects of its business, with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgements and decrees of all governmental authorities (federal, Provincial, local or otherwise) (collectively "Laws"), and all Laws relating to environmental protection and conservation. The Company has not received any notification of any asserted present or past failure to so comply.

6.16 Inventory. The Company has inventory as of this date as listed on Schedule
7.

6.17 Assets Necessary to Business. The Company is a party to all licenses necessary to permit it to carry on the business as presently conducted.

6.18 Disclosure. All facts material to the assets, business, operations, financial condition and prospects of the Company are reflected in the Financial Statements, or have been disclosed herein or have been disclosed to the Buyer in writing. No representation or warranty by Company contained in this Agreement and no statement contained in any certificate, schedule, list or other writing furnished to the Buyer pursuant to the provisions hereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statement therein not misleading.


VII. SURVIVAL OF REPRESENTATIONS

7.01 Survival of Representations. All representations, warranties and agreements made by any party in this Agreement or pursuant hereto shall survive hereunder.

7.02 Statements as Representations. All statements contained in any certificate, schedule, list, document or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties within the meaning of Section 7.01.hereof.

7.03 Remedies Cumulative. Except as herein expressly provided, the remedies provided for herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against the other party hereto.



VIII. PROVISIONS REGARDING BUYER'S SHARES

8.01 Representation by Buyer. Buyer represents and warrants to the Sellers and the Company that it is the Buyer's present intention to acquire the Company shares for its own account for investment and not with a view to the distribution or resale thereof and is confirming such intention to Company and Sellers by letter simultaneously with the execution hereof; and that such acquisition is being made pursuant to I.R.C. paragraph 368(a)(1)(B).

8.02 Agreements of the Buyer. Buyer agrees that it will not offer, sell, transfer, assign, mortgage, pledge or otherwise dispose of or encumber any of Company shares delivered to it pursuant to this Agreement (a) if such action would prevent Buyer from accounting for the acquisition of the Seller's Shares as a "pooling of interests" and (b) unless (i) in the opinion of Counsel to Buyer, registration of such shares under the Securities Act of 1933, as amended (the "Act") and the rules and regulations of the Securities and Exchange commission (the "Commission") thereunder, as then in effect, is not required in connection with such transaction; (ii) sale of Buyer's Shares is permissible under Rule 144 of the Commission under the Act, (iii) a registration statement under the Act is then in effect with respect to such shares and the purchaser or transferee has been furnished with a prospectus meeting the requirements of
Section 10 of the Act.

8.03 Legend, etc. Company agrees that Buyer may endorse on any Certificate for Buyer Shares to be delivered to or on behalf of Buyer pursuant to this Agreement an appropriate legend as called for under the Securities Act of 1933, as amended.

IX.  MISCELLANEOUS

9.01 Commissions. Each of the Parties hereto represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the transactions contemplated by this Agreement. Each of the Parties hereto will pay or discharge, and will indemnify and hold harmless the other from and against any and all claims for brokerage commissions or finder's fees incurred by reason of any action taken by such indemnifying party.

9.02 Expenses. All fees and expenses incurred by Company in connection with this Agreement will be borne by the Company; all fees and expenses incurred by the Sellers in connection with this Agreement will be borne by the Sellers; and all fees and expenses incurred by Buyer in connection with this Agreement will be borne by the Buyer.

9.03 Further Assurances. From time to time, at Buyer's request and without further consideration, Company will execute and deliver to Buyer such documents and take such action as Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in Buyer, good, valid and marketable title to the Shares.

9.04 Parties in Interest. Upon ratification by the Company and the Sellers, and except as otherwise expressly provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the Parties hereto.

9.05 Entire Agreement; Amendments. This Agreement including the Exhibits, schedules, lists, other documents and writing referred to herein or delivered pursuant hereto which form a part hereof, contains the entire understanding of the Parties with respect to this subject matter. There are no restrictions, agreements, promises, warranties, covenants, or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understanding between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns. Any condition to a party's obligations hereunder may be waived by such Party in writing.

9.06 Headings, etc. The Section and Paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.07 Notices. All Notices, requests, demands and other communication hereunder (the "Notices") shall be in writing and shall be deemed to have been duly given if personally delivered or mailed (registered or certified mail), postage prepaid, return receipt requested, or via air courier as follows:

If to the Buyer:

         Grand Prix Sports, Inc.
         23332 Mill Lake Drive #230
         Laguna Hills, CA  92653  USA


If  to the Company:

         Superclick Network, Inc.
         2960 Fleury East
         Montreal, Quebec, Canada
         H2B 1M4


If to the Sellers:

         Crail Capital, S.A.                    Greensboro Holdings, Ltd.
         P.O. Box 875                           P.O. Box 875
         Road Town Tortola, BVI                 Road Town Tortola, BVI

         Libreville Co. Ltd.                    Hagoth Inc.
         P. O. Box 875                          2628 Louis Joseph Gaston
         Road Town Tortola, BVI                 Lachine, Quebec, Canada H8S 4H6

         Sandro Natale                          Cadilly Consultants Limited
         3437 Dumonarque                        79 Mangrove Bay
         Laval, Quebec, Canada H7E 5M6          Sandys, Bermuda MA 02

         Telequity, Inc.
         700 Grosvenor Avenue
         Westmount, Quebec, Canada H2Y 2T2

         Gennaro R. Natale                       Monastic Investments Ltd.
         2361 Levesque Blvd                      P.O. Box CB-12724
         Laval, Quebec, Canada H7E 2N3           Nassau, Bahamas

Or to such other address as any Party may have furnished to the other Party in writing in accordance herewith, except that Notices of change of address shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed on the date appearing on the return receipt notice.

9.08 Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington without regard to its conflict-of-law rules. Any dispute, claim controversy arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in Seattle, Washington in accordance with the Commercial Arbitration Rule of the American Arbitration Association. The Parties hereto agree that they will abide by and perform any award rendered by the arbitrator(s) and that judgement upon any such award may be entered without appeal. Any arbitration, demand summons, complaint, other process, notice of motion, or other application to an arbitration panel, court, or judge and any arbitration award or judgement may be served upon any Party hereto by registered or certified mail return receipt requested, or by personal service, provide a reasonable time for appearance or answer is allowed. The prevailing Party shall be entitled to reasonable attorney fees or attorney's fees as stipulated by the Arbitration panel.

9.09 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF this Agreement has been duly executed and delivered by the duly authorized officer of the Company and by the duly authorized officer of the Buyer on the date first above written.


GRAND PRIX SPORTS, INC.                              WITNESS
a Washington corporation

-------------------------------------                ------------------------
Todd Pitcher         President - Director



SUPERCLICK NETWORKS, INC.                            WITNESS
a Company chartered in Canada and
registered in the Province of Quebec

------------------------------------                 ------------------------
Robert MacFarlane    President - Director

CRAIL CAPITAL, S.A.                                  WITNESS
a Company chartered in the British Virgin Islands

------------------------------------                 ------------------------
                     Authorized Signatory

LIBREVILLE CO. LTD.                                  WITNESS
a Company chartered in the British Virgin Islands

------------------------------------                 ------------------------
                     Authorized Signatory

GREENSBORO HOLDINGS, LTD.                            WITNESS
a Company chartered in the British Virgin Islands

------------------------------------                 ------------------------
                     Authorized Signatory

HAGOTH, INC.                                         WITNESS
a Company chartered in Quebec, Canada

------------------------------------                 ------------------------
Robert MacFarlane,   President

SANDRO NATALE                                        WITNESS
an Individual

------------------------------------                 ------------------------

CADILLY CONSULTANTS LIMITED                          WITNESS
a Company chartered in Bermuda

------------------------------------                 ------------------------
                      Authorized Signatory

TELEQUITY, INC.                                      WITNESS
a Company chartered in Quebec, Canada

-------------------------------------                ------------------------
                      Authorized Signatory


MONASTIC INVESTMENTS LTD.                            WITNESS
a Company chartered in Nassau, Bahamas

-------------------------------------                ------------------------
                      Authorized Signatory

GENNARO R. NATALE                                    WITNESS
an Individual

--------------------------------------               ------------------------






SCHEDULES



Schedule 1.         The Buyer has no fixed assets.

Schedule 2. The Buyer has no leases on real estate, automobiles, trucks or equipment.

Schedule 3. The Buyer has not filed any patents, copyrights, nor trademarks.

Schedule 4.         The Buyer has no fixed assets.

Schedule 5. The Buyer has no leases on real estate, automobiles, trucks or equipment.

Schedule 6. The Buyer has not filed any patents, copyrights, nor trademarks.

Schedule 7.         The Buyer's inventory as of 07/31/03 is attached as Addendum
                    1.

                                                                    Attachment 3


              Certificate of Amendment to Articles of Incorporation
                       For Washington Profit Corporations
      (Pursuant to RCW 23B.10.010 and 23B.10.030 - After Issuance of Stock)
                              -Remit in Duplicate-


1.   Name of Corporation: Grand Prix Sports, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

     Article 1 is amended to read as follows:

     The name of the corporation is "Superclick, Inc."



     Article 2 is amended to read as follows:

     2.1 Authorized Shares: The aggregate number of shares that the corporation shall have authority to issue shall consist of 100,000,000 shares of Common Stock having a $.001 par value. The Common Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions. Effective upon the filing of this Certificate of Amendment of Articles of Incorporation each 6 shares of issued and outstanding Common Stock of the corporation shall be combined into 1 share. No fractional shares shall be issued as a result of such recombination and that this corporation shall make a cash payment to each person or entity, who, as of the effective date of this recombination was a record holder of shares of this corporation's common stock, and who, as a direct result of such recombination, otherwise would have been entitled to receive a fractional share of common stock, such cash payment to be an amount equivalent to the product of such fractional share multiplied by the average of the closing bid prices and closing ask prices for this corporation's common stock on the OTC Bulletin Board during each of the ninety (90) consecutive trading days that immediately preceded the effective date of such recombination; provided, however, that this corporation need not tender any such cash payment to any such holder whose entitlement to such payment would have been less than fifty cents ($.50);

3. The vote by which the Stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 28.150,000.*

4.   Officer Signature (Required):


     -----------------------------               ------------------------------
     Todd M. Pitcher, President                  Hugh Renfro, Secretary



*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of the shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.


     IN WITNESS WHEREOF, Grand Prix, Inc., has caused this Certificate to be executed by Todd M. Pitcher, its authorized officer, this 12th day of September, 2003. 2003.

                                       Grand Prix, INC.

                                       By:
                                           ----------------------------
                                               Todd M. Pitcher
                                               President, Director

                                                                    Attachment 4


GRAND PRIX SPORTS, INC. ACQUIRES SUPERCLICK NETWORKS, INC. AND CHANGES NAME TO SUPERLICK, INC., PROVIDER OF PROPRIETARY INTERNET MANAGEMENT SYSTEMS TO THE WORLDWIDE HOSPITALITY AND EDUCATION MARKETS

LAGUNA HILLS, OCTOBER 10, 2003 /PRNewswire/ -- Grand Prix Sports, Inc. (OTC Bulletin Board: GPRX) Mr. Todd M. Pitcher, the President and Chief Executive Officer of Grand Prix Sports, Inc. (the "Company"), today announced the completion of the acquisition of 100% of the issued and outstanding capital stock of Superclick Networks, Inc. ("Superclick Networks"), a company chartered in Quebec, Canada. As a result, effective October 7, 2003, Superclick Networks has become a wholly-owned subsidiary of the Company. In addition, the Company amended its Articles of Incorporation to change its name to "Superclick, Inc.".

Superclick Networks, Inc., headquartered in Montreal, Canada, develops, manufactures, markets and supports the Superclick Internet Management Systems
(SIMS) in worldwide hospitality and education markets. The SIMS patented technology provides cost effective Internet access for PBX-based low speed and Ethernet-based high-speed traffic.

The Company purchased all of the outstanding capital stock of Superclick Networks from its shareholders in exchange for 14,025,800 restricted shares (post-split) of the Common Stock of the Company, representing approximately 71.7% of the outstanding common stock of the Company.

Pursuant to a written consent by stockholders holding approximately 51% of the outstanding Common Stock of the Company, as required by the Agreement the stockholders approved:

     1. An amendment to the Articles of Incorporation of the Company to change its corporate name to "Superclick, Inc."; and

     2. A six-for-one (6-for-1) reverse split of the Common Stock of the Company.

In addition to these actions, at the closing of the transaction, Robert MacFarlane, Sandro Natale and Ronald Fon were appointed to the Company's Board of Directors.

As of the Effective Date, the Company had a total of 33,100,000 shares of Common Stock issued and outstanding prior to the 6-for-1 reverse stock split. For more detailed information, please see the Company's Current Report on Form 8K filed with the Securities and Exchange Commission on October 10th, 2003.

Safe Harbor Statement:

Statements in this press release that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different form the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements with the terms "believes", "belief", "expects", "intends", "anticipates", "will" or "plans" to be undertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

SOURCE: Superlick Inc., f/k/a Grand Prix Sports, Inc.